CONTACT:
John K. Schmidt
Chief Operating Officer
Chief Financial Officer
(563) 589-1994
jschmidt@htlf.com
FOR IMMEDIATE RELEASE
Friday, December 22, 2006

HEARTLAND FINANCIAL COMPLETES SALE OF LEASING SUBSIDIARY

Dubuque, Iowa -- Heartland Financial USA, Inc. (NASDAQ: HTLF) today announced that it has completed the sale of its leasing subsidiary, ULTEA, to ALD Automotive and settled all outstanding litigation related to the transaction. ALD automotive is a wholly owned subsidiary of Société Générale Group. Under terms of the agreement, the transaction price was not disclosed.

Heartland Financial USA chairman, president and chief executive officer, Lynn B. Fuller, commented, "This transaction represents Heartland’s commitment to focus its resources on its core banking and consumer finance businesses. It’s another step in our plan to maximize shareholder value by divesting non-strategic holdings.”

Under the purchase agreement, ALD Automotive acquired all ULTEA assets, amounting to $50.3 million as of November 30, 2006. Additionally, ALD Automotive will offer employment to all 15 of ULTEA’s current employees.

About Heartland Financial USA:

Heartland Financial USA, Inc. is a $3.0 billion diversified financial services company providing banking, mortgage, wealth management, insurance, fleet management and consumer finance services to individuals and businesses. The Company currently has 55 banking locations in 37 communities in Iowa, Illinois, Wisconsin, New Mexico, Arizona, Montana, Colorado and Massachusetts. Heartland Financial USA, Inc. is listed on the NASDAQ exchange. Its trading symbol is HTLF.

Additional information about Heartland Financial USA, Inc. is available at www.htlf.com

This release may contain, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

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